Exhibit 99.1

       JEFFERSON PILOT REPORTS FIRST-QUARTER NET INCOME OF $1.17 PER SHARE

    GREENSBORO, N.C., April 27 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading life insurance, annuity, employee benefits, and broadcast companies, today reported net income of $1.17 per share for the first quarter of 2005, versus $0.87 for the first quarter of 2004. Earnings before realized investment gains and, in the year-ago period, the cumulative effect of a change in accounting principle, increased to $1.15 from $0.89.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20040601/JPFLOGO )
    All per-share results are on a diluted basis.
    Sales of individual life insurance in Jefferson Pilot's Individual
Products segment were very solid, with an increase of 15 percent over the first quarter of 2004. Earnings of $84.3 million in the Individual Products segment were 12 percent above prior-year results of $75.0 million. During the first quarter, management actions to reduce discretionary bonuses on certain older in-force universal life insurance policies resulted in a reserve decrease of $8.3 million net of taxes and related intangible asset adjustments of $10.7 million net of taxes that increased segment earnings for the quarter by those amounts. Offsetting the $10.7 million was an unrelated $1.5 million negative unlocking of deferred acquisition costs, netting to a positive $9.2 million unlocking of deferred acquisition costs in the quarter, which compares to a positive $5.5 million in the first quarter of 2004.

    Annuity and Investment Products earnings increased 14 percent to $21.7 million in the quarter from $19.1 million in the first quarter of 2004. Excluding the net effect of SFAS 133, segment earnings for the quarter were approximately flat compared to the first quarter of 2004. Average fixed annuity balances increased 6 percent in the quarter to $9.4 billion. Fixed annuity sales of $244.3 million in the quarter, versus $310.1 million a year ago, reflected competitive conditions.

    In the Benefit Partners segment, sales growth in group life, disability, and dental products was an excellent 31 percent, with total sales reaching $70.5 million in the first quarter versus $54.0 million in the first quarter a year ago. Benefit Partners' earnings increased to $33.8 million versus $11.5 million in the 2004 quarter, reflecting very strong results from the Canada Life acquisition, which was included in sales and earnings for one month of the year-earlier quarter. Management steps taken to improve profitability of the acquired business, along with exceptionally good claims experience, augmented first-quarter segment earnings by approximately $13 million. While such strong earnings do not represent ongoing earnings levels, these results do demonstrate the substantial value of the acquired business as managed by Jefferson Pilot. In addition to excellent earnings from the acquired business, the base Benefit Partners business also performed very well in the quarter.

    Jefferson-Pilot Communications' earnings grew 5 percent to $11.0 million from $10.6 million in the first quarter of 2004, and broadcast cash flow also increased 5 percent to $23.0 million versus $21.8 million in the prior-year quarter. Communications' Sports and Entertainment business performed exceptionally well in the quarter.

    Earnings before realized investment gains in the Corporate and Other segment totaled $6.9 million versus $10.4 million in the 2004 quarter. Realized net investment gains of $3.6 million brought total Corporate and Other earnings to $10.4 million for the quarter, compared to $25.1 million, including realized investment gains of $14.7 million, in the first quarter of 2004.

    Average diluted shares outstanding were 137.5 million for the first quarter, versus 142.2 million for the first quarter of 2004. Jefferson Pilot bought back 1,014,600 shares, at a cost of $49.5 million, in the first quarter.

    Jefferson Pilot's stockholders' equity per share excluding unrealized investment gains grew 3 percent to $24.43 at the end of the first quarter of 2005 from $23.76 at the end of 2004, and was up 9 percent at the end of the quarter compared to year-earlier equity per share of $22.47. Return on equity for the first quarter was a very strong 19.2 percent.

    Jefferson Pilot CEO Dennis Glass commented, "We are very pleased with the results achieved during the quarter. Earnings growth was driven by focus on operating fundamentals such as claims management in our group insurance business
- in both the acquired Canada life business and our historical business - and actions taken in the individual life line to appropriately balance profitability and policyholder value. Distribution expansion initiatives in the individual life and group businesses acted as the catalyst for very strong sales growth in both lines. JP Communications showed good results against a strong 2004 comparison. Our persistent shareholder focus was illustrated by our return on equity in excess of 19%, our cash dividend which will increase 10% with our next payment, and our share buybacks which returned $49 million to shareholders in the quarter."

    Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.

    A conference call for the investment community to discuss these results will be held at 9:00 a.m. EDT April 28, 2005. The call will be broadcast live on the Internet at www.jpfinancial.com , and will be archived.

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson Pilot can be found at www.jpfinancial.com .

    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include, among others, general economic conditions, the impact on the economy from any further terrorist activities or U.S. military engagements, and interest rate levels, changes and fluctuations, all of which can affect our sales, investment portfolios, and earnings. Other risks and uncertainties include competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in generally accepted or statutory accounting principles or interpretations; changes in the regulation of the insurance or the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.

                  Jefferson-Pilot Corporation and Subsidiaries
                                   2005 Report
                                   (Unaudited)

                                                   Three Months Ended
             Net Income                      -----------------------------
         (Dollars in thousands)               Mar 31, 2005    Mar 31, 2004
------------------------------------------   -------------   -------------
Individual                                   $      84,342   $      75,027
AIP                                                 21,667          19,070
Benefit Partners                                    33,763          11,454
Communications                                      11,049          10,552
Corporate and Other                                  6,868          10,423
Total reportable segment results                   157,689         126,526
Realized investment gains (losses),
 net of taxes                                        3,551          14,705
Income before cumulative effect of
 change in accounting principle                    161,240         141,231
Cumulative effect of change in accounting
 for long-duration contracts, net of taxes               -         (16,589)

Net income                                   $     161,240   $     124,642

Per share information

Income before realized gains (losses)
 and cumulative effect of change in
 accounting principle                        $        1.15   $        0.90
Realized investment gains (losses),
 net of taxes                                         0.03            0.10
Income before cumulative effect in
 change in accounting principle                       1.18            1.00
Cumulative effect of change in
 accounting principle, net of taxes                      -           (0.12)
Net income                                   $        1.18   $        0.88

Per share information - assuming dilution

Income before realized gains (losses)
 and cumulative effect of change in
 accounting principle                        $        1.15   $        0.89
Realized investment gains (losses),
 net of taxes                                         0.02            0.10
Income before cumulative effect in
 change in accounting principle                       1.17            0.99
Cumulative effect of change in
 accounting principle, net of taxes                      -           (0.12)
Net income                                   $        1.17   $        0.87

Average number of shares outstanding           136,611,211     140,659,329

Average number of shares outstanding
 - assuming dilution                           137,521,411     142,169,281

                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

      Consolidated Balance Sheets
            (In Thousands)                    Mar 31, 2005    Dec 31, 2004
------------------------------------------   -------------   -------------
Assets:
Cash and investments                         $  27,599,318   $  27,654,982
Accrued investment income                          355,222         341,559
Due from reinsurers                              1,321,692       1,341,389
Deferred policy acquisition costs                2,090,836       1,957,843
Value of business acquired                         485,872         472,150
Goodwill, net                                      311,894         311,894
Other assets                                       661,909         651,614
Separate account assets                          2,324,309       2,373,385

                                             $  35,151,052   $  35,104,816

Liabilities:
Policy liabilities                           $  26,347,318   $  26,165,901
Debt:
  Commercial paper borrowings                      154,327         187,692
  Obligations under repurchase
   agreements                                      537,490         468,287
  Notes payable                                    599,656         599,649
  Junior subordinated debentures                   309,279         309,279
Income tax liabilities                             594,169         619,900
Accrued expenses and other liabilities             453,212         446,852
Separate account liabilities                     2,324,309       2,373,385

                                                31,319,760      31,170,945

Stockholders' equity:
Common stock and paid in capital                   170,470         180,572
Retained earnings                                3,150,799       3,070,525
Accumulated other comprehensive
 income - primarily net unrealized gains
 on securities                                     510,023         682,774

                                                 3,831,292       3,933,871

                                             $  35,151,052   $  35,104,816

            Components of Equity
 (Dollars in thousands except share amounts)
--------------------------------------------

Common stock and paid in capital             $     170,470   $     180,572
Retained earnings                                3,150,799       3,070,525
Accumulated other comprehensive income
  Net unrealized gains
    Bonds, net of DAC, VOBA and taxes              260,003         402,508
    Equities, net of taxes                         260,774         289,928
  Other                                            (10,754)         (9,662)
  Total accumulated other
   comprehensive income                            510,023         682,774
Stockholders' equity                         $   3,831,292   $   3,933,871

Shares outstanding                             135,938,302     136,819,214

Per share                                    $       28.18   $       28.75

Per share excluding accumulated other
 comprehensive income                        $       24.43   $       23.76

                  Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

                                                   Three Months Ended
                                             -----------------------------
(Dollars in thousands except share amounts)   Mar 31, 2005    Mar 31, 2004
-------------------------------------------  -------------   -------------
Revenue:
Premiums and other considerations            $     331,293   $     279,781
UL & investment product charges                    199,708         181,583
Net investment income                              408,297         406,461
Realized investment gains (losses)                   5,463          23,461
Communications sales                                60,500          58,132
Other                                               31,933          35,398

  Total revenue                                  1,037,194         984,816

Benefits and Expenses:
Insurance and annuity benefits                     537,417         540,979
Insurance commissions, net of deferrals             65,587          59,652
General and administrative expenses,
 net of deferrals                                   38,581          37,633
Insurance taxes, licenses and fees                  22,695          17,410
Amortization of policy acquisition costs
 and value of business acquired                     77,926          66,788
Interest expense                                    13,777          10,748
Communications operations                           37,841          36,662

  Total benefits and expenses                      793,824         769,872

Income before income taxes and cumulative
 effect of change in accounting principle          243,370         214,944
Income taxes                                        82,130          73,713
Income before cumulative effect of
 change in accounting principle                    161,240         141,231
Cumulative effect of change in accounting
 for long-duration contracts, net of taxes               -         (16,589)

Net income                                   $     161,240   $     124,642

Average number of shares outstanding           136,611,211     140,659,329

Average number of shares outstanding
 - assuming dilution                           137,521,411     142,169,281

Quarterly return on equity (1)                        19.2%           16.2%

Earnings Per Share

Earnings per share before realized
 gains (losses) and cumulative
 effect of change in accounting principle    $        1.15   $        0.90
Realized investment gains (losses),
 net of taxes                                         0.03            0.10
Earnings per share before cumulative effect
 of change in accounting principle                    1.18            1.00
Cumulative effect of change in
 accounting principle, net of taxes                      -           (0.12)

Earnings per share                           $        1.18   $        0.88

Earnings per share before realized
 gains (losses) and cumulative
 effect of change in accounting principle    $        1.15   $        0.89
Realized investment gains (losses),
 net of taxes                                         0.02            0.10
Earnings per share before cumulative effect
 of change in accounting principle - assuming
 dilution                                             1.17            0.99
Cumulative effect of change in accounting
 principle, net of taxes - assuming dilution             -           (0.12)

Earnings per share - assuming dilution       $        1.17   $        0.87

    (1) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of accumulated other comprehensive income as the denominator.

                  Jefferson-Pilot Corporation and Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                                   Three Months Ended
                                             -----------------------------
          (In Thousands)                      Mar 31, 2005    Mar 31, 2004
------------------------------------------   -------------   -------------
Cash Flows from Operating Activities:

Net income                                   $     161,240   $     124,642
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Change in policy liabilities                       6,946         118,583
  Net amount credited to
   policyholder accounts                           (18,904)         26,284
  Net deferral of policy acquisition
   costs and sales inducements                     (60,633)        (88,972)
  Net amortization of value of
   business acquired                                15,622         (17,678)
  Group coinsurance assumed                              -         327,992
  Other                                             19,995          (8,687)

Net cash provided by operations                    124,266         482,164

Cash Flows from Investing Activities:
Securities and loans purchased and sold           (378,152)       (805,901)
Other investing activities                          (7,909)        (24,463)

Net cash used in investing activities             (386,061)       (830,364)

Cash Flows from Financing Activities:
Policyholder contract deposits                     693,236         729,929
Policyholder contract withdrawals                 (488,620)       (383,020)
Net borrowings (repayments)                         35,846         152,757
Net issuance (repurchase) of
 common shares                                     (40,226)        (63,299)
Cash dividends to common and
 preferred stockholders                            (52,004)        (46,653)
Other                                                  826           7,032

Net cash provided by financing
 activities                                        149,058         396,746

Decrease in cash and cash equivalents             (112,737)         48,546
Cash and cash equivalents at
 beginning of period                                86,972          71,768

Cash and cash equivalents at end of
 period                                      $     (25,765)  $     120,314

Supplemental Cash Flow Information:
Income taxes paid                            $      17,996   $      (6,356)

Interest paid on borrowed money              $      25,139   $      16,264

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

     Individual Products (In Thousands)

     The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:

                                                  Three Months Ended
                                                        Mar 31
                                             -----------------------------
                                                  2005           2004
                                             -------------   -------------
UL-Type Products:
  Net investment income                      $     184,052   $     184,128
  Interest credited to policyholders              (127,099)       (125,661)
    Interest margin                                 56,953          58,467
  Product charge revenue:
    Cost of insurance charges                      153,188         132,628
    Expense charges                                 37,626          37,424
    Surrender charges                                7,990          11,096
    Total product charge revenue                   198,804         181,148
  Death benefits and other insurance
   benefits                                        (90,313)        (77,203)
  Expenses, excluding amortization of
   DAC and VOBA                                    (18,861)        (22,483)
  Amortization of DAC and VOBA                     (38,681)        (45,077)
  Miscellaneous expense                                159            (183)
  UL-type product income before taxes              108,061          94,669
Traditional Products:
  Premiums and other considerations                 36,227          40,145
  Net investment income                             36,665          38,546
  Benefits                                         (43,424)        (47,417)
  Expenses, excluding amortization of
   DAC and VOBA                                     (6,252)         (7,160)
  Amortization of DAC and VOBA                      (3,801)         (3,962)
  Traditional product income before taxes           19,415          20,152
  Income before income taxes                       127,476         114,821
  Income taxes                                     (43,134)        (39,794)
  Reportable segment results                 $      84,342   $      75,027

Operating Measures

Annualized equivalent life
 insurance premium sales:
  - Individual Markets Excl
    Community Banks and BOLI                 $      57,182   $      48,682
  - Community Banks and BOLI                           129             945
                                             $      57,311   $      49,627

Average UL policyholder fund balances        $  11,410,350   $  10,930,580
Average VUL separate account assets              1,663,293       1,489,461
  Total                                      $  13,073,643   $  12,420,041

Average Face Amount of Insurance
 In Force:
  - Total                                    $ 165,929,000   $ 166,444,000
  - UL-Type Contracts                        $ 128,397,000   $ 126,103,000

Average assets                               $  18,870,534   $  17,936,560

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

     Annuity and Investment Products (In Thousands)

     Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:

                                                   Three Months Ended
                                                        Mar 31
                                             -----------------------------
                                                  2005           2004
                                             -------------   -------------
Investment product charges and premiums      $       2,906   $       2,406
Net investment income                              135,802         143,518
Broker-dealer concessions and other                 29,917          29,392
Total revenue                                      168,625         175,316
Policy benefits (including interest
 credited)                                          82,504         103,612
Insurance expenses                                  24,697          14,919
Broker-dealer expenses                              28,534          27,512
Total benefits and expenses                        135,735         146,043
Income before income taxes                          32,890          29,273
Income taxes                                        11,223          10,203

Reportable segment results                   $      21,667   $      19,070

Operating Measures

Fixed annuity premium sales                  $     244,338   $     310,101
Variable annuity premium sales                          64             112
     Total                                   $     244,402   $     310,213

Investment product sales                     $   1,297,045   $   1,323,800

Average fund balances:
Fixed annuity                                $   9,445,514   $   8,875,604
Variable annuity                                   311,870         350,354
   Total annuity                             $   9,757,384   $   9,225,958

Effective investment spreads for
 fixed annuities (1)                                  2.13%           1.71%
Effective investment spreads for
 fixed annuities, excluding FAS 133                   1.85%           1.71%

Fixed annuity surrenders as a % of
 beginning fund balance                               12.4%            9.5%

Fixed annuity general and administrative
 expenses as a % of average
 invested assets                                      0.17%           0.18%

Average assets                               $  10,523,501   $  10,116,787

(1) Includes FAS 133 adjustment of:          $       6,221   $         168

                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

Benefit Partners (In Thousands)

Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                                              Three Months Ended
                                                                    Mar 31
                                                        -----------------------------
                                                            2005              2004
                                                        ------------     ------------
Premiums and other considerations                       $    289,481     $    232,500
Net investment income                                         23,850           18,382
Total revenue                                                313,331          250,882
Policy benefits                                              188,317          180,401
Expenses                                                      73,071           52,859
Total benefits and expenses                                  261,388          233,260
Income before income taxes                                    51,943           17,622
Income taxes                                                  18,180            6,168
Reportable segment results                              $     33,763     $     11,454

Operating Measures

Life, Disability and Dental:
  Annualized sales                                      $     70,543     $     53,898

Premiums and other considerations:
  Life                                                  $    108,354     $     85,483
  Disability                                                 117,098           89,442
  Dental                                                      32,038           29,408
  Other                                                       31,991           28,167
     Total                                              $    289,481     $    232,500

Reportable segment results:
  Life                                                  $     15,972     $      3,459
  Disability                                                  17,247            6,790
  Dental                                                        (114)             641
  Other                                                          658              564
     Total                                              $     33,763     $     11,454

Loss Ratios:
  Life                                                          59.6%            79.0%
  Disability                                                    60.2%            72.9%
  Dental                                                        78.9%            78.3%
     Combined                                                   62.3%            76.2%

Gross general and administrative
 expenses as a % of premium income                               9.3%             9.9%
Total expenses as a % of premium income                         25.3%            22.8%

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

Communications (In Thousands)

Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                                              Three Months Ended
                                                                    Mar 31
                                                        -----------------------------
                                                            2005              2004
                                                        ------------     ------------
Communications revenues, net                            $     60,875     $     58,507
Cost of sales                                                 15,002           14,713
Operating expenses                                            22,839           21,949
Broadcast cash flow                                           23,034           21,845
Depreciation and amortization                                  2,116            2,225
Corporate general and
 administrative expenses                                       1,879            1,599
Net interest expense and other                                   520              423
Income before income taxes                                    18,519           17,598
Income taxes                                                   7,470            7,046
Reportable segment results                              $     11,049     $     10,552

Corporate and Other (In Thousands)

Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:

                                                              Three Months Ended
                                                                    Mar 31
                                                        -----------------------------
                                                            2005              2004
                                                        ------------     ------------
Earnings on investments and other income                $     28,059     $     25,937
Interest expense on debt                                     (13,778)         (10,748)
Operating expenses                                            (7,202)          (3,018)
Income taxes                                                    (211)          (1,748)
Reportable segment results                                     6,868           10,423
Realized investment gains, net of taxes                        3,551           14,705
Reportable segment results, including net
 realized investment gains                              $     10,419     $     25,128

Assets by Segment (In Millions)

                                                                    Mar 31
                                                        -----------------------------
                                                            2005              2004
                                                        ------------     ------------

Individual Products                                     $     18,965     $     18,087
Annuity and Investment Products                               10,543           10,293
Benefit Partners                                               1,834            1,710
Communications                                                   219              199
Corporate and Other                                            3,590            3,895
Total assets                                            $     35,151     $     34,184

                  Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                      Mar 31,        Dec 31,        Sept 30,      June 30,        Mar 31,
     (In millions)                     2005           2004            2004          2004           2004
--------------------------------   ------------   ------------   ------------   ------------   ------------
Revenue:
 Individual                        $      455.9   $      455.4   $      437.4   $      443.8   $      443.8
 AIP                                      168.6          198.8          166.2          177.4          175.3
 Benefit Partners                         313.3          312.4          307.9          331.0          250.9
 Communications                            60.4           67.5           58.7           55.9           58.1
 Corporate and Other                       33.5           30.4           28.5           28.9           33.3
 Realized investment gains
  (losses)                                  5.5            3.6            3.4           10.2           23.4
       Total revenues              $    1,037.2   $    1,068.1   $    1,002.1   $    1,047.2   $      984.8

Reportable Segment
 Results:
 Individual                        $       84.3   $       76.5   $       75.3   $       75.2   $       75.0
 AIP                                       21.7           20.0           17.6           19.8           19.1
 Benefit Partners                          33.8           20.0           19.7           19.7           11.4
 Communications                            11.0           16.6           13.5           13.7           10.6
 Corporate and Other                        6.9           10.2            5.5            6.5           10.4
Total reportable segment
 results                                  157.7          143.3          131.6          134.9          126.5

Realized investment gains
 (losses), net of taxes                     3.5            2.4            2.2            7.1           14.7

 Income before cumulative
  effect of change in
   accounting principle                   161.2          145.7          133.8          142.0          141.2

Cumulative effect of
 change in accounting
 principle, net of taxes (1)                  -              -              -              -          (16.6)

Net income                         $      161.2   $      145.7   $      133.8   $      142.0   $      124.6

Earnings Per Share

 Earnings per share before
  realized gains (losses)
  and cumulative effect of
  change in accounting
  principle                        $       1.15   $       1.05   $       0.96   $       0.98   $       0.90
 Realized investment gains
  (losses), net of taxes                   0.03           0.02           0.02           0.05           0.10
 Earnings per share before
  cumulative effect of
  change in accounting
  principle                                1.18           1.07           0.98           1.03           1.00
 Cumulative effect of
  change in accounting
  principle, net of taxes (1)                 -              -              -              -          (0.12)
 Earnings per share                $       1.18   $       1.07   $       0.98   $       1.03   $       0.88

 Earnings per share before
  realized gains (losses)
  and cumulative effect of
  change in accounting
  principle                        $       1.15   $       1.04   $       0.96   $       0.97   $       0.89
 Realized investment gains
  (losses), net of taxes                   0.02           0.02           0.01           0.05           0.10
 Earnings per share before
  cumulative effect of
  change in accounting
  principle - assuming
  dilution                                 1.17           1.06           0.97           1.02           0.99
 Cumulative effect of
  change in accounting
  principle, net of taxes
  - assuming dilution (1)                     -              -              -              -          (0.12)
 Earnings per share -
  assuming dilution                $       1.17   $       1.06   $       0.97   $       1.02   $       0.87

    (1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

                  Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                              Dec 31,      Sept 30,     June 30,    Mar 31,
              (In millions)                     2003        2003         2003        2003
------------------------------------------   ---------    ---------    ---------   ---------
Revenue:
 Individual                                  $   444.3    $   449.7    $   437.2   $   442.5
 AIP                                             177.4        173.7        172.9       169.7
 Benefit Partners                                208.1        206.2        207.8       197.7
 Communications                                   63.3         51.2         50.1        49.9
 Corporate and Other                              32.7         30.1         28.2        27.0
 Realized investment gains (losses)              (42.8)        (5.1)        20.2       (19.1)
       Total revenues                        $   883.0    $   905.8    $   916.4   $   867.7

Reportable Segment Results:
 Individual                                  $    80.4    $    78.6    $    74.3   $    76.0
 AIP                                              22.3         20.0         21.5        21.2
 Benefit Partners                                 16.2         10.0         12.5        11.9
 Communications                                   15.4         11.4         11.6         7.1
 Corporate and Other                               9.8         10.0          7.1         5.3
Total reportable segment results                 144.1        130.0        127.0       121.5

Realized investment gains (losses),
 net of taxes                                    (27.8)        (3.9)        13.1       (12.4)

 Income before cumulative effect of
  change in accounting principle                 116.3        126.1        140.1       109.1

Cumulative effect of change in
 accounting principle, net of taxes (1)              -            -            -           -

Net income                                   $   116.3    $   126.1    $   140.1   $   109.1

Earnings Per Share

 Earnings per share before realized
  gains (losses) and cumulative effect
  of change in accounting principle          $    1.02    $    0.92    $    0.90   $    0.85
 Realized investment gains (losses),
  net of taxes                                   (0.20)       (0.03)        0.09       (0.09)
 Earnings per share before cumulative
  effect of change in accounting
  principle                                       0.82         0.89         0.99        0.76
 Cumulative effect of change in
  accounting principle,
   net of taxes (1)                                  -            -            -           -
 Earnings per share                          $    0.82    $    0.89    $    0.99   $    0.76

 Earnings per share before realized
  gains (losses) and cumulative
  effect of change in accounting
  principle                                  $    1.01    $    0.91    $    0.89   $    0.85
 Realized investment gains (losses),
  net of taxes                                   (0.19)       (0.03)        0.09       (0.09)
 Earnings per share before cumulative
  effect of change in principle
  - assuming dilution                             0.82         0.88         0.98        0.76
 Cumulative effect of change in
  accounting principle,
   net of taxes - assuming dilution (1)              -            -            -           -
 Earnings per share - assuming
  dilution                                   $    0.82    $    0.88    $    0.98   $    0.76

    (1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

                  Jefferson-Pilot Corporation and Subsidiaries
                         Investment Summary (Unaudited)
                                 (in Thousands)

                                                     March 31, 2005              December 31, 2004
                                             ----------------------------    ----------------------
    Allocation of Invested Assets                Amount         Percent         Amount      Percent
------------------------------------------   ------------    ------------    ------------   -------
Cash and cash equivalents                    $    (25,765)          -0.1%    $     86,972       0.3%
Bonds                                          22,132,199            80.3%     22,081,106      79.8%
Preferred stocks                                   13,651             0.0%         15,247       0.1%
Common stocks, unaffiliated                       606,720             2.2%        647,941       2.3%
Mortgages loans, net                            3,718,253            13.5%      3,667,291      13.3%
Real estate, net                                  123,916             0.4%        124,973       0.5%
Policy loans and other                          1,030,344             3.7%      1,031,452       3.7%
Invested assets                              $ 27,599,318           100.0%   $ 27,654,982     100.0%
Total Fixed Income Portfolio
     Yield to Maturity                               6.22%                           6.25%

                                                     March 31, 2005              December 31, 2004
                                             ----------------------------    ----------------------
            Bond Portfolio                      Amount          Percent         Amount      Percent
------------------------------------------   ------------    ------------    ------------   -------
U.S. Government                              $    237,784             1.1%   $    265,204       1.2%
Mortgage-backed                                 2,323,935            10.5%      2,358,141      10.7%
Private placements                              5,072,544            22.9%      5,126,255      23.2%
Public - corporates                            14,497,936            65.5%     14,331,506      64.9%
Total bonds                                  $ 22,132,199           100.0%   $ 22,081,106     100.0%

Yield to maturity                                    6.04%                           6.04%
Average life                                     7.68 yrs                        7.55 yrs
Duration                                             5.28                            5.23

Average quality                                        A3                              A3

                                                      March 31, 2005              December 31, 2004
                                              ----------------------------    ----------------------
  Bond Portfolio Quality                          Amount          Percent         Amount      Percent
------------------------                      ------------    ------------    ------------   -------
        NAIC Rating             S&P
                             Equivalent
             1                AAA - A         $ 12,573,235           56.8%    $ 12,472,670     56.5%
             2                  BBB              8,261,838           37.3%       8,309,596     37.6%
            3-6             BB and lower         1,297,126            5.9%       1,298,840      5.9%
        Total Bonds                           $ 22,132,199          100.0%    $ 22,081,106    100.0%

Fixed Maturity Securities Unrealized
Gains (Losses)                                         March 31, 2005  December 31, 2004
-----------------------------------------------------  --------------  -----------------
Gross unrealized gains                                  $     894,484     $  1,119,001
Gross unrealized losses                                      (188,549)         (65,951)
Net unrealized gains                                    $     705,935     $  1,053,050

Mortgage Loan Portfolio                                March 31, 2005  December 31, 2004
-----------------------------------------------------  --------------  -----------------
Yield to maturity                                               7.23%            7.29%
Average maturity                                               7.07 yrs         7.09 yrs
 Total delinquent loans and loans in
  foreclosure at amortized cost                         $      6,623     $      5,987
Delinquent loans as a percent of total ML                       0.18%            0.16%
Net book value of real estate acquired in
 satisfaction of mortgage indebtedness                  $      3,700     $      3,700


   Realized Investment Gains/(Losses)                  First Quarter 2005  First Quarter 2004
---------------------------------------                ------------------  -----------------
Stock gains                                             $          6,375     $        28,564
Stock losses                                                      (1,142)             (2,392)
Bond gains                                                         8,240              17,665
Bond losses from sales and calls                                  (4,447)             (3,503)
Bond losses from writedowns                                       (5,767)            (15,907)
Other gains (losses), net                                          2,642                   2
Total pretax gains (losses)                                        5,901              24,429
Amortization of DAC/VOBA and deferred
 sales inducements                                                  (438)               (968)
Income taxes                                                      (1,912)             (8,756)
Realized investment gains (losses),
 net of taxes                                           $          3,551     $        14,705

                   Jefferson-Pilot Corporation and Subsidiaries
                 Insurance Segments Expense Analysis (Unaudited)
                                  (In Thousands)

                                                              Three Months Ended
                                                                    Mar 31
                                                        -----------------------------
                                                            2005              2004
                                                        ------------     ------------
Individual Products
Commissions                                             $     80,348    $     63,769
General and administrative expenses                           26,793          29,801
Taxes, licenses and fees                                      12,704          11,063
    Total commissions and expenses
     incurred                                                119,845         104,633
Less commissions and expenses
 capitalized                                                 (94,732)        (74,990)
Amortization of DAC and VOBA                                  42,482          49,039
    Net expense                                         $     67,595    $     78,682

Annuity and Investment Products
Insurance companies:

Commissions - insurance companies                       $     14,266    $     18,454
General and administrative expenses                            5,320           4,860
Taxes, licenses and fees                                         851             646
    Gross commissions and expenses
     incurred                                                 20,437          23,960
Less commissions and expenses
 capitalized                                                 (16,520)        (20,539)
Amortization of DAC and VOBA                                  20,780          11,498
    Net expense - insurance companies                         24,697          14,919
Broker/Dealer:
Commissions                                                   25,800          24,767
Other                                                          2,734           2,745
    Net expense - broker/dealer                               28,534          27,512
    Net expense                                         $     53,231    $     42,431

Benefit Partners
Commissions                                             $     34,164    $     26,881
General and administrative expenses                           26,806          22,952
Taxes, licenses and fees                                       8,010           4,981
    Total commissions and expenses
     incurred                                                 68,980          54,814
Less commissions and expenses
 capitalized                                                 (10,569)         (8,201)
Amortization of DAC and VOBA                                  14,660           6,246
    Net expense                                         $     73,071    $     52,859

                  Jefferson-Pilot Corporation and Subsidiaries
                 DAC and VOBA Balance Sheet Analysis (Unaudited)
                                 (In Thousands)

                                                              Three Months Ended
                                                                    Mar 31
                                                        -----------------------------
                                                            2005              2004
                                                        ------------     ------------
Balance, beginning of period                            $  2,429,993    $  2,230,444
Cumulative effect of change in
 accounting principle                                              -           1,864
Group coinsurance assumed                                          -          34,795
Amount capitalized                                           121,822         103,729
Amortization expense                                         (77,926)        (66,788)
Adjustment for capital gains and losses                         (445)           (904)
Adjustment for FAS 115                                       103,264        (107,451)
Balance, end of period                                  $  2,576,708    $  2,195,689

                 Jefferson-Pilot Corporation and Subsidiaries

Shareholder Information
Listed NYSE: JP

Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01)

                                      Cash
           High     Low     Close   Dividend
         ------   ------   ------   --------
  1Q05    51.00    47.18    49.05    0.418
  2004    56.39    46.56    51.96    1.470
  2003    50.72    35.75    50.65    1.293
  2002    53.00    36.35    38.11    1.184
  2001    49.67    38.00    46.27    1.072
  2000    50.59    33.25    49.83    0.960
  1999    53.09    40.79    45.50    0.857

Transfer Agent and Dividend Reinvestment Agent

Wachovia Bank                            Phone: 800/829-8432
Dividend Reinvestment Service            Fax: 704/590-7618
1525 West W.T. Harris Blvd., 3C3         Email:equityservices@wachovia.com
Charlotte, NC 28288-1153

Investor Relations

Jefferson-Pilot Corporation              Phone: 336/691-3379
Investor Relations - Dept. 3607
P.O. Box 21008 Greensboro, NC 27420
investor.relations@jpfinancial.com

Corporate Website
www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             04/27/2005
    /CONTACT: Investment Community, John Still, +1-336-691-3382, or News Media, Paul Mason, +1-336-691-3313, both of Jefferson-Pilot Corporation/
    /Photo:  Newscom:  http://www.newscom.com/cgi-bin/prnh/20040601/JPFLOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, photodesk@prnewswire.com /
    /Web site:  http://www.jpfinancial.com/

_